                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

               Two International Place, Boston, MA   02110-4103
               ------------------------------------  ----------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Small Company Value Fund

Annual Report to Shareholders

July 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Small Company Value Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	13.11%	12.36%	2.81%	9.26%
Class B(a)	12.21%	11.48%	2.00%	8.39%
Class C(a)	12.21%	11.50%	2.02%	8.41%
Russell 2000 Value Index+	18.62%	11.52%	7.75%	11.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/03	$ 20.85	$ 20.61	$ 20.61
7/31/02	$ 20.77	$ 20.71	$ 20.71
Distribution Information: Twelve Months: Capital Gains Distributions	$ 2.25	$ 2.25	$ 2.25

Class A Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	427	of	477	90

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Small Company Value Fund - Class A(c) [] Russell 2000 Value Index+

Yearly periods ended July 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A (c)	Growth of $10,000	$10,661	$13,370	$10,827	$18,836
	Average annual total return	6.61%	10.17%	1.60%	8.43%
Class B (c)	Growth of $10,000	$10,923	$13,655	$10,942	$18,779
	Average annual total return	9.23%	10.94%	1.82%	8.39%
Class C (c)	Growth of $10,000	$11,109	$13,722	$10,941	$18,620
	Average annual total return	11.09%	11.12%	1.81%	8.27%
Russell 2000 Value Index+	Growth of $10,000	$11,862	$13,871	$14,525	$23,971
	Average annual total return	18.62%	11.52%	7.75%	11.94%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on October 6, 1995. Index comparisons begin October 31, 1995.
a Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charges ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1.00%. Any difference in expenses will affect performance.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class S

Class S is not available to new investors.

Average Annual Total Returns*
Scudder Small Company Value Fund	1-Year	3-Year	5-Year	Life of Fund**
Class S	13.40%	12.66%	3.09%	9.56%
Russell 2000 Value Index+	18.62%	11.52%	7.75%	11.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/03	$ 20.87
7/31/02	$ 20.79
Distribution Information: Twelve Months: Income Dividends	$ .05
Capital Gains Distributions	$ 2.25

Class S Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	421	of	477	89
3-Year	34	of	339	10
5-Year	173	of	237	73

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Small Company Value Fund - Class S [] Russell 2000 Value Index+

Yearly periods ended July 31

Comparative Results*
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund**
Class S	Growth of $10,000	$11,340	$14,298	$11,642	$20,412
	Average annual total return	13.40%	12.66%	3.09%	9.56%
Russell 2000 Value Index+	Growth of $10,000	$11,862	$13,871	$14,525	$23,971
	Average annual total return	18.62%	11.52%	7.75%	11.94%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class S

* Returns and rankings during the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on October 6, 1995. Index comparisons begin October 31, 1995.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Shareholders redeeming shares held less than one year will have a lower return due to the effect of the 1% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) SCUDDER for the Fund's most up-to-date performance. On the Web, go to myScudder.com.

Portfolio Management Review

Scudder Small Company Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Head of global and tactical asset allocation.

• Over 15 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2003.

• Over 21 years of investment industry experience.

• Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

On May 16, 2003, Portfolio Managers Janet Campagna and Robert Wang assumed responsibility for managing Scudder Small Company Value Fund. Below, they review the fund's performance, market environment and strategy for its most recent fiscal year ended July 31, 2003.

Q: How did Scudder Small Company Value Fund perform over its most recent annual period?

A: During a volatile but generally favorable period for stocks, the fund posted a return of 13.11% (Class A shares unadjusted for sales charges) for the 12 months ended July 31, 2003, compared with the 18.62% return of its benchmark, the Russell 2000 Value Index, during the same period. The average return of similar small-cap core funds as measured by Lipper Inc. during the period was 19.49%.1 (See pages 3 through 8 for performance of other share classes.)

1 The Lipper Small-Cap Core Funds category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

Q: Will you put the fund's performance during the period in context?

A: During the second half of 2002, many companies were continuing to post negative earnings, and investors were questioning the direction of the global economy. Financial markets were also weighed down by geopolitical risk, due to uncertainty over the Israeli/Palestinian peace process and the imminent US entry into Iraq. In light of this situation, stocks were extremely volatile. With our strong focus on stocks with solid growth characteristics such as growing cash flows and attractive price-to-earnings ratios (P/Es), the fund performed well during the second half of last year and the first quarter of 2003. However, the investment environment that emerged during the second quarter of 2003 was much less conducive to our success, as several factors gave rise to euphoric buying behavior by investors: The United States overthrew Saddam Hussein's regime in Iraq, and the main campaign began to wind down. Oil prices retreated, and economic statistics began to improve. The Federal Reserve continued to provide a great deal of fiscal and monetary stimulus. And for the quarter, almost every category of stocks posted double-digit positive returns.

In the first three quarters of the reporting period, most stocks that lacked solid earnings quality were punished by investors, but the final quarter saw a complete reversal: As the economy seemed to rebound and optimism grew, investors focused on speculative stocks - those lacking solid fundamental characteristics - that had been beaten down the most during previous quarters. Some believed that these more speculative names now had the most to gain in a recovering economy. This type of environment, in which companies aren't being rewarded for solid long-term fundamentals, is one in which it's difficult for our investment model to perform well. This was the principal reason for the fund's underperformance compared with its benchmark over the 12-month period.

Q: How did the fund's stock selection help and hurt performance during the most recent 12-month period?

A: The three sectors that contributed the most to performance during the period were materials, transportation and consumer durables/apparel. In terms of individual stocks, the fund's top performer was Flagstar Bancorp. Flagstar (up 98.5% during the period) has a very low P/E relative to its industry, about 6.6, compared with an industry average of 13.5. The company's earnings growth was almost double the industry average, with a superior return on internal capital. Another stock that performed well was Adtran (up 171%), a maker of digital transmission equipment, network routing equipment and Internet security products. This company provided strong cash flow and earnings at a reasonable price. (As of July 31, 2003, positions in Adtran were sold.)

Sectors that detracted from the fund's performance were pharmaceuticals and biotechnology. These sectors contained many of the speculative names that investors sought out during the second quarter of 2003. And two stocks that disappointed were also tied to these sectors: Cambrex Corp. (a supplier of chemicals to the pharmaceuticals industry) and Ligand Pharmaceuticals (a specialty pharmaceutical company). Both companies' stocks suffered from negative earnings preannouncements during the second quarter. (As of July 31, 2003, positions in Ligand were sold.)

Q: The fund's investment team has changed since its semiannual report in January 2003. Has the fund's investment process or strategy changed as a consequence?

A: No, the investment process has not changed. We employ the same quantitative process, one that is highly structured and disciplined. The changeover should not affect the fund's strategy going forward.

How the fund is managed

Investment Discipline

The fund's portfolio managers blend fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity at the end of the investment-decision process and allows the team to analyze the broadest possible universe of stocks. The team's proprietary US stock evaluation model incorporates valuation and growth investment parameters and is used to select securities. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis, they can minimize investment-style bias and ultimately produce a pure stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information. The performance objective for the portfolio is to outperform the Russell 2000 Value Index by taking a moderate level of risk relative to the index.

Portfolio Construction

The managers believe that consistent outperformance is derived from making many small bets while minimizing unintended risk exposure. As a result, portfolio holdings are extremely diversified, with only nominal deviations from the benchmark's industry weightings. Given the liquidity concerns associated with trading small-cap stocks, market impact assumptions are incorporated within the process to mitigate the trade-off between the anticipated pickup from trading and the costs associated with making these trades. The team also applies stock position, size and beta constraints to control residual risk.

Q: Will you describe your overall philosophy in managing the fund?

A: There are four components to our philosophy: One is value, that securities have an intrinsic value from which they deviate over time. We believe that the best way to measure a security's fair value is relative to its industry peers. Second, growth potential. We're not so concerned with whether a particular stock is considered a "value stock" or a "growth stock." We want to find an attractive company with long-term potential. Even a "deep value" stock is not going to be attractive unless it has the potential for growth over time. Third, technical analysis - attempting to determine the right time to buy or sell a stock - can further enhance the selection process. And fourth, we believe that objectivity and discipline, through the use of quantitative investment models, provide a framework for selecting mispriced securities in an unbiased, consistent and repeatable manner. Another positive attribute of our quantitative process is that it allows us to evaluate a tremendous amount of data much more quickly than traditional investment managers can.

Q: Are there other aspects to the fund's philosophy that should be mentioned?

A: Yes, it's important to note that the fund doesn't make bets on particular sectors. We also don't try to predict the direction of the market, or make timing calls on investment styles such as growth or value. What we do is to take many small bets where we believe we can add value within industries through quantitatively based stock selection.

The fund's maximum industry underweight or overweight relative to the Russell 2000 Value Index is approximately 2%. The highest percentage that an individual stock holding can deviate from the benchmark is also approximately 2%. However, we don't deviate from our asset class.

Q: How do you assess the market for small-cap stocks at present?

A: The three- and five-year performance of small-cap stocks has been very much challenged as we've experienced the bursting of the technology bubble as well as a temporary halt to massive capital expenditures by corporations. As the economy eliminated excess capacity, and economic and geopolitical uncertainty increased, small-cap stocks were hard hit. Historically, though, small-cap stocks have been a very good place to be when economic growth returns. Recently, we've witnessed nascent signs of recovery in terms of declines in unemployment claims, reasonably positive consumer spending, productivity gains and signs of an upturn in businesses' capital expenditures. Meanwhile, the fund is focused on companies that we believe have the ability to deliver positive earnings growth over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2003

Asset Allocation	7/31/03	7/31/02

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%

Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value
Small Companies ($ millions) Market Capitalization	792	689
Value Orientation P/E Trailing Six Months	14.3x	15.5x
Price/Sales	.6x	.6x
Price/Book Value	1.6x	1.4x

Asset allocation and stock characteristics are subject to change.

Ten Largest Equity Holdings at July 31, 2003 (13.5% of Portfolio)
1. Energen Corp. Producer and distributor of natural gas	1.6%
2. Zale Corp. Operator of retail jewelry stores	1.5%
3. R&G Financial Corp. Operator of a holding company for banks	1.4%
4. Kellwood Co. Manufacturer of clothing, sleeping bags and other soft goods	1.4%
5. LandAmerica Financial Group, Inc. Provider of property insurance	1.3%
6. Nordson Corp. Manufacturer of industrial application equipment	1.3%
7. Stewart Information Services Corp. Provider of title insurance services	1.3%
8. Louisiana-Pacific Corp. Producer of lumber, plywood and pulp	1.3%
9. Arkansas Best Corp. Provider of truck tire retreading services and seller of new tires	1.2%
10. Georgia Gulf Corp. Manufacturer and marketer of chemicals and plastic products	1.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2003

	Shares	Value ($)

Common Stocks 96.4%
Consumer Discretionary 16.9%
Auto Components 1.7%
Bandag, Inc.	22,900	806,309
Cooper Tire & Rubber Co.	161,100	2,738,700
Dura Automotive Systems, Inc.*	53,900	557,326
		4,102,335
Distributors 1.3%
Applied Industrial Technologies, Inc.	17,200	384,420
Handleman Co.*	153,000	2,662,200
		3,046,620
Hotels, Restaurants & Leisure 2.2%
Bob Evans Farms, Inc.	82,300	2,320,860
Choice Hotels International, Inc.*	84,300	2,592,225
Lone Star Steakhouse & Saloon, Inc.	25,200	542,556
		5,455,641
Household Durables 2.7%
Beazer Homes USA, Inc.*	36,700	2,831,772
Jacuzzi Brands, Inc.*	151,600	911,116
Toro Co.	57,100	2,282,858
WCI Communities, Inc.*	34,000	599,420
		6,625,166
Media 0.8%
ADVO, Inc.*	12,200	566,690
AMC Entertainment, Inc.*	122,000	1,357,860
		1,924,550
Specialty Retail 4.2%
Aaron Rents, Inc.	20,200	576,710
Charming Shoppes, Inc.*	85,900	450,975
CompuCom Systems, Inc.*	84,400	472,640
Haverty Furniture Co., Inc.	21,700	359,135
Men's Wearhouse, Inc.*	73,700	1,865,347
Stage Stores, Inc.*	106,000	2,746,460
Zale Corp.*	78,600	3,737,430
		10,208,697
Textiles, Apparel & Luxury Goods 4.0%
Brown Shoe Co., Inc.	92,400	2,756,292
Kellwood Co.	101,200	3,324,420
Phillips-Van Heusen Corp.	32,700	470,226
Russell Corp.	103,900	2,068,649
Wellman, Inc.	125,900	1,226,266
		9,845,853
Consumer Staples 2.0%
Food Products
Flowers Foods, Inc.	113,250	2,304,638
J & J Snack Foods Corp.*	27,200	921,536
Pilgrim's Pride Corp.	47,400	602,928
Ralcorp Holdings, Inc.*	34,000	919,360
		4,748,462
Energy 3.9%
Energy Equipment & Services 0.3%
Veritas DGC, Inc.*	88,300	867,106
Oil & Gas 3.6%
Cabot Oil & Gas Corp.	76,400	1,913,820
Comstock Resources, Inc.*	122,200	1,570,270
Denbury Resources, Inc.*	95,900	1,241,905
Range Resources Corp.*	33,700	217,702
St. Mary Land & Exploration Co.	42,300	1,093,032
Stone Energy Corp.*	69,300	2,675,673
		8,712,402
Financials 30.4%
Banks 14.6%
BankUnited Financial Corp. "A"*	121,300	2,486,650
Commercial Federal Corp.	97,600	2,231,136
First Federal Financial Corp.*	7,600	288,040
First Sentinel Bancorp., Inc.	103,200	1,659,456
Flagstar Bancorp., Inc.	122,200	2,420,782
Hancock Holding Co.	32,450	1,538,779
IBERIABANK Corp.	13,300	678,433
Irwin Financial Corp.	75,200	1,752,160
Local Financial Corp.*	108,900	1,833,876
MAF Bancorp., Inc.	49,700	1,988,000
NetBank, Inc.	52,400	650,284
OceanFirst Financial Corp.	38,405	954,364
Pacific Capital Bancorp	51,700	1,721,093
R & G Financial Corp."B"	105,200	3,366,400
Sandy Spring Bancorp., Inc.	36,550	1,182,393
Seacoast Financial Services Corp.	54,500	1,152,675
Silicon Valley Bancshares*	73,900	1,820,157
Staten Island Bancorp., Inc.	38,400	844,800
Texas Regional Bancshares, Inc.	73,090	2,410,508
The South Financial Group, Inc.	55,000	1,366,750
UMB Financial Corp.	23,535	1,089,671
Waypoint Financial Corp.	118,125	2,067,188
		35,503,595
Diversified Financials 0.7%
Investment Technology Group, Inc.*	87,100	1,618,318
Insurance 5.1%
American Medical Security Group, Inc.*	70,000	1,397,200
Delphi Financial Group, Inc. "A"	49,300	2,432,955
LandAmerica Financial Group, Inc.	69,500	3,203,255
National Western Life Insurance Co. "A"*	1,600	208,000
Stewart Information Services Corp.*	107,200	3,107,728
The Midland Co.	43,400	922,250
Triad Guaranty, Inc.*	24,200	1,113,200
		12,384,588
Real Estate 10.0%
Amli Residential Properties Trust (REIT)	30,100	752,500
Anthracite Capital, Inc. (REIT)	71,100	865,998
Anworth Mortgage Asset Corp. (REIT)	50,500	776,690
Commercial Net Lease Realty (REIT)	52,000	919,880
Essex Property Trust, Inc. (REIT)	14,100	854,460
Felcor Suite Hotels (REIT)	57,500	514,625
First Industrial Realty Trust, Inc. (REIT)	37,900	1,148,370
Glimcher Realty Trust (REIT)	28,100	585,323
Health Care, Inc. (REIT)	42,400	1,335,176
Heritage Property Investment Trust (REIT)	27,500	785,125
Highwoods Properties, Inc. (REIT)	46,700	1,080,638
Home Properties of New York, Inc. (REIT)	32,200	1,197,518
Impac Mortgage Holdings, Inc. (REIT)	63,900	874,791
Kilroy Realty Corp. (REIT)	33,200	955,164
Koger Equity, Inc. (REIT)	45,900	800,955
Kramont Realty Trust (REIT)	22,500	386,550
Lexington Corporate Properties Trust (REIT)	41,600	752,128
Meristar Hospitality Corp. (REIT)	27,200	182,240
MFA Mortgage Investments, Inc. (REIT)	76,300	808,780
Nationwide Health Properties, Inc. (REIT)	64,900	1,111,088
Post Properties, Inc. (REIT)	44,300	1,198,315
Prentiss Properties Trust (REIT)	42,100	1,302,995
Redwood Trust, Inc. (REIT)	19,500	795,600
Saxon Capital, Inc.* (REIT)	78,900	1,368,126
SL Green Realty Corp. (REIT)	35,200	1,260,512
Sovran Self Storage, Inc. (REIT)	23,000	729,330
Sun Communities, Inc. (REIT)	19,600	795,760
Ventas, Inc. (REIT)	19,800	327,690
		24,466,327
Health Care 4.0%
Biotechnology 0.6%
Applera Corp.*	145,700	1,465,742
Health Care Providers & Services 2.3%
Genesis Health Ventures, Inc.*	53,100	1,128,375
Hanger Orthopedic Group, Inc.*	34,100	473,308
Kindred Healthcare, Inc.*	72,600	1,739,496
US Oncology, Inc.*	269,900	2,164,598
		5,505,777
Pharmaceuticals 1.1%
Alpharma, Inc. "A"	106,200	2,108,070
Perrigo Co.	37,300	606,871
		2,714,941
Industrials 13.9%
Aerospace & Defense 0.3%
Curtiss-Wright Corp.	11,800	739,860
Airlines 1.2%
Atlantic Coast Airlines Holdings*	193,500	1,464,795
SkyWest, Inc.	72,600	1,356,894
		2,821,689
Building Products 0.8%
Lennox International, Inc.	124,100	1,979,395
Commercial Services & Supplies 4.6%
Banta Corp.	51,300	1,735,992
Casella Waste Systems, Inc.*	46,000	533,600
CDI Corp.*	47,100	1,290,069
Consolidated Graphics, Inc.*	48,700	1,168,800
Cornell Corrections, Inc.*	39,400	642,220
Efunds Corp.*	127,100	1,420,978
Imagistics International, Inc.*	57,400	1,647,380
John H. Harland Co.	107,800	2,845,920
		11,284,959
Construction & Engineering 1.3%
Dycom Industries, Inc.*	85,600	1,456,056
EMCOR Group, Inc.*	39,400	1,627,220
		3,083,276
Electrical Equipment 0.8%
Thomas & Betts Corp.*	124,900	1,905,974
Machinery 3.1%
Flowserve Corp.*	113,900	2,193,714
Joy Global, Inc.*	107,800	1,702,162
Nordson Corp.	131,200	3,169,792
Stewart & Stevenson Services, Inc.	30,200	486,220
		7,551,888
Marine 0.2%
Kirby Corp.*	17,600	480,480
Road & Rail 1.6%
Arkansas Best Corp.	106,900	2,957,923
Roadway Corp.	20,000	953,600
		3,911,523
Information Technology 11.7%
Communications Equipment 2.7%
Andrew Corp.*	194,600	2,119,194
Arris Group, Inc.*	266,500	1,329,835
Audiovox Corp.*	74,300	864,852
CommScope, Inc.*	91,400	944,162
Extreme Networks, Inc.*	231,800	1,418,616
		6,676,659
Computers & Peripherals 0.5%
Iomega Corp.*	113,300	1,323,344
Electronic Equipment & Instruments 5.3%
Analogic Corp.	47,600	2,298,128
Anixter International, Inc.*	51,600	1,151,196
Benchmark Electronics, Inc.*	65,000	2,587,000
Checkpoint Systems, Inc.*	19,000	295,260
Franklin Electric Co.	14,000	802,620
MTS Systems Corp.	61,800	923,910
Pioneer-Standard Electronics, Inc.	232,900	2,091,442
Plexus Corp.*	105,300	1,519,479
Teledyne Technologies, Inc.*	72,900	1,106,622
		12,775,657
Internet Software & Services 0.3%
EarthLink, Inc.*	83,800	641,070
IT Consulting & Services 0.4%
American Management Systems, Inc.*	40,800	592,416
Safeguard Scientifics, Inc.*	161,200	465,868
		1,058,284
Software 2.5%
Activision, Inc.*	133,700	1,557,603
JDA Software Group, Inc.*	119,300	1,760,868
Sybase, Inc.*	148,200	2,326,740
TIBCO Software, Inc.*	98,900	531,093
		6,176,304
Materials 7.8%
Chemicals 4.2%
Arch Chemicals, Inc.	11,400	235,980
Cambrex Corp.	88,100	1,865,958
Crompton Corp.	386,300	2,406,649
FMC Corp.*	76,500	1,828,350
Georgia Gulf Corp.	128,600	2,942,368
Stepan Co.	41,600	1,011,712
		10,291,017
Containers & Packaging 2.3%
Crown Holdings, Inc.*	288,200	2,152,854
Myers Industries, Inc.	104,852	1,216,283
Rock-Tenn Co. "A"	93,500	1,467,950
Silgan Holdings, Inc.*	21,300	680,535
		5,517,622
Paper & Forest Products 1.3%
Louisiana-Pacific Corp.*	254,900	3,097,035
Telecommunication Services 0.7%
Diversified Telecommunication Services
Cincinnati Bell, Inc.*	289,000	1,629,960
Utilities 5.1%
Electric Utilities 0.7%
CMS Energy Corp.	239,000	1,553,500
Gas Utilities 3.1%
Energen Corp.	112,800	3,914,160
New Jersey Resources Corp.	59,050	2,059,664
Northwest Natural Gas Co.	17,500	498,225
Southern Union Co.	72,765	1,121,309
		7,593,358
Multi-Utilities & Unregulated Power 1.3%
Avista Corp.	150,700	2,222,825
Westar Energy, Inc.	59,400	998,514
		3,221,339
Total Common Stocks (Cost $213,096,387)		234,510,313

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 0.91%**, 10/30/2003 (c) (Cost $468,999)	470,000	468,886

	Shares	Value ($)

Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $8,274,134)	8,274,134	8,274,134
Total Investment Portfolio - 100.0% (Cost $221,839,520) (a)		243,253,333

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $222,613,488. At July 31, 2003, net unrealized appreciation for all securities based on tax cost was $20,639,845. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,451,399 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,811,554.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At July 31, 2003, this security has been pledged in whole or in part, to cover initial margin requirements for open futures contracts.
At July 31, 2003, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Russell 2000	9/19/2003	35	8,055,515	8,331,750	276,235
Total net unrealized appreciation on open futures contracts purchased					276,235

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2003
Assets
Investments: Investments in securities, at value (cost $213,565,386)	$ 234,979,199
Investment in Scudder Cash Management QP Trust (cost $8,274,134)	8,274,134
Total investments in securities, at value (cost $221,839,520)	243,253,333
Dividends receivable	166,779
Receivable for Fund shares sold	296,714
Receivable for daily variation margin on open futures contracts	64,994
Total assets	243,781,820
Liabilities
Payable for Fund shares redeemed	158,086
Accrued management fee	151,087
Other accrued expenses and payables	94,530
Total liabilities	403,703
Net assets, at value	$ 243,378,117
Net Assets
Net assets consist of: Undistributed net investment income	826,196
Net unrealized appreciation (depreciation) on: Investments	21,413,813
Futures	276,235
Accumulated net realized gain (loss)	(15,328,924)
Paid-in capital	236,190,797
Net assets, at value	$ 243,378,117

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,989,635 / 143,422 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.85
Maximum offering price per share (100 / 94.25 of $20.85)	$ 22.12
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,296,743 / 111,442 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.61
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($655,009 / 31,783 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.61
Maximum offering price per share (100 / 99 of $20.61)	$ 20.82
Class S Net Asset Value, offering and redemption price per share ($237,436,730 / 11,374,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized) (a)	$ 20.87

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,016)	$ 3,740,332
Interest	7,136
Interest - Scudder Cash Management QP Trust	66,844
Total Income	3,814,312
Expenses: Management fee	1,666,161
Administrative fee	1,001,815
Distribution service fees	26,264
Trustees' fees and expenses	9,160
Other	8,039
Total expenses, before expense reductions	2,711,439
Expense reductions	(64)
Total expenses, after expense reductions	2,711,375
Net investment income (loss)	1,102,937
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(15,174,304)
Futures	810,606
(14,363,698)
Net unrealized appreciation (depreciation) during the period on: Investments	39,818,328
Futures	264,364
40,082,692
Net gain (loss) on investment transactions	25,718,994
Net increase (decrease) in net assets resulting from operations	$ 26,821,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 1,102,937	$ 1,407,732
Net realized gain (loss) on investment transactions	(14,363,698)	33,470,412
Net unrealized appreciation (depreciation) on investment transactions during the period	40,082,692	(44,738,762)
Net increase (decrease) in net assets resulting from operations	26,821,931	(9,860,618)
Distributions to shareholders from: Net investment income:
Class A	-	(150)
Class B	-	(2)
Class C	-	(17)
Class S	(552,562)	(933,909)
Net realized gains:
Class A	(488,795)	-
Class B	(198,255)	-
Class C	(53,577)	-
Class S	(24,396,693)	-
Fund share transactions: Proceeds from shares sold	43,674,655	106,006,335
Reinvestment of distributions	24,863,447	884,692
Cost of shares redeemed	(71,514,915)	(72,469,419)
Redemption fees	48,928	63,198
Net increase (decrease) in net assets from Fund share transactions	(2,927,885)	34,484,806
Increase (decrease) in net assets	(1,795,836)	23,690,110
Net assets at beginning of period	245,173,953	221,483,843
Net assets at end of period (including undistributed net investment income of $826,196 and $547,709, respectively)	$ 243,378,117	$ 245,173,953

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.03
Net realized and unrealized gain (loss) on investment transactions	2.28	(.09)
Total from investment operations	2.33	(.06)
Less distributions from: Net investment income	-	(.07)
Net realized gains on investment transactions	(2.25)	-
Total distributions	(2.25)	(.07)
Redemption fees	-***	.01
Net asset value, end of period	$ 20.85	$ 20.77
Total Return (%)[c]	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses (%)	1.44	1.48*
Ratio of net investment income (loss) (%)	.28	.23*
Portfolio turnover rate (%)	168	157
[a] For the period from December 3, 2001 (commencement of sales of Class A shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended July 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.25	(.07)
Total from investment operations	2.15	(.16)
Less distributions from: Net investment income	-	(.03)
Net realized gains on investment transactions	(2.25)	-
Total distributions	(2.25)	(.03)
Redemption fees	-***	.01
Net asset value, end of period	$ 20.61	$ 20.71
Total Return (%)[c]	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	2.26	2.28*
Ratio of net investment income (loss) (%)	(.54)	(.57)*
Portfolio turnover rate (%)	168	157
[a] For the period from December 3, 2001 (commencement of sales of Class B shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Year Ended July 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.25	(.08)
Total from investment operations	2.15	(.16)
Less distributions from: Net investment income	-	(.03)
Net realized gains on investment transactions	(2.25)	-
Total distributions	(2.25)	(.03)
Redemption fees	-***	.01
Net asset value, end of period	$ 20.61	$ 20.71
Total Return (%)[c]	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.66	.43
Ratio of expenses (%)	2.25	2.26*
Ratio of net investment income (loss) (%)	(.53)	(.55)*
Portfolio turnover rate (%)	168	157
[a] For the period from December 3, 2001 (commencement of sales of Class C shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended July 31,	2003	2002	2001	2000	1999[a]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.79	$ 21.45	$ 16.58	$ 19.40	$ 17.65	$ 19.58
Income (loss) from investment operations:
Net investment income (loss)[c]	.10	.13	.04	.02	.02	.07
Net realized and unrealized gain (loss) on investment transactions	2.28	(.71)	4.85	(2.83)	1.90	(1.71)
Total from investment operations	2.38	(.58)	4.89	(2.81)	1.92	(1.64)
Less distributions from: Net investment income	(.05)	(.09)	(.03)	(.02)	(.05)	(.02)
Net realized gains on investment transactions	(2.25)	-	-	-	(.14)	(.30)
Total distributions	(2.30)	(.09)	(.03)	(.02)	(.19)	(.32)
Redemption fees	-***	.01	.01	.01	.02	.03
Net asset value, end of period	$ 20.87	$ 20.79	$ 21.45	$ 16.58	$ 19.40	$ 17.65
Total Return (%)	13.40	(2.69)	29.57[d]	(14.43)[d]	10.96d,e**	(8.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	237	240	221	161	294	237
Ratio of expenses before expense reductions (%)	1.21	1.21	1.25[f]	1.84[g]	1.59*	1.39
Ratio of expenses after expense reductions (%)	1.21	1.21	1.18[f]	1.32[g]	1.32*	1.39
Ratio of net investment income (loss) (%)	.51	.56	.21	.12	.11*	.31
Portfolio turnover rate (%)	168	157	71	29	34*	23
[a] For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed the fiscal year end from August 31 to July 31.
[b] For the year ended August 31.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[f] The ratios of operating expenses include a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.25%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $12,403,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2011, the expiration date, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $1,730,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 826,196
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (12,403,000)
Unrealized appreciation (depreciation) on investments	$ 20,639,845

In addition, during the years ended July 31, 2003 and July 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 767,853	$ 934,078
Distributions from long-term capital gains	$ 24,922,029	$ -

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $367,825,007 and $397,797,872, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500% and 0.450% of average daily net assets of Class A, B, C and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2003
Class A	$ 11,101	$ 1,320
Class B	8,986	922
Class C	2,457	266
Class S	979,271	88,944
	$ 1,001,815	$ 91,452

The Administrative Services Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2003
Class B	$ 12,838	$ 1,318
Class C	3,686	398
	$ 16,524	$ 1,716

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2003	Effective Rate
Class A	$ 4,746	$ 470.20%
Class B	3,810	413.22%
Class C	1,184	137.24%
	$ 9,740	$ 1,020

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2003 aggregated $2,184. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended July 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2003, the CDSC for Class B and C shares aggregated $3,575 and $211, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $64 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	208,694	$ 4,159,955	142,167*	$ 3,164,290*
Class B	68,374	1,362,886	84,052*	1,970,965*
Class C	14,692	283,633	31,813*	741,719*
Class S	1,982,274	37,868,181	4,422,396	100,129,361
		$ 43,674,655		$ 106,006,335
Shares issued to shareholders in reinvestment of distributions
Class A	22,164	$ 393,409	7*	$ 150*
Class B	10,192	179,780	-	-
Class C	3,013	53,155	-	-
Class S	1,365,471	24,237,103	40,989	884,542
		$ 24,863,447		$ 884,692
Shares redeemed
Class A	(220,619)	$ (4,163,240)	(8,991)*	$ (207,733)*
Class B	(42,958)	(815,211)	(8,218)*	(193,241)*
Class C	(6,679)	(126,667)	(11,056)*	(249,851)*
Class S	(3,535,752)	(66,409,797)	(3,228,076)	(71,818,594)
		$ (71,514,915)		$ (72,469,419)
Redemption fees
Class S	-	$ 48,928	-	$ 63,198
Net increase (decrease)
Class A	10,239	$ 390,124	133,183*	$ 2,956,707*
Class B	35,608	727,455	75,834*	1,777,724*
Class C	11,026	210,121	20,757*	491,868*
Class S	(188,007)	(4,255,585)	1,235,309	29,258,507
		$ (2,927,885)		$ 34,484,806

* For the period from December 3, 2001 (commencement of sales of Class A, B, and C shares) to July 31, 2002.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Auditors

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $2.25 per share from net long-term capital gains during its year ended July 31, 2003, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2003 qualified for the dividends received deduction.

For Federal Income Tax purposes, the Fund designates $909,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	47
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		47
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
James E. Fenger (44) Vice President, 1998-present	Managing Director, Deutsche Asset Management	n/a
Audrey M.T. Jones[4] (58) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	811196-724	811196-716	811196-690
Fund Number	450	650	750

For shareholders of Class S

Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	078

                               Scudder/DeAM Funds

       Principal Executive and Principal Financial Officer Code of Ethics

               For the Registered Management Investment Companies

                              Listed on Appendix A

                                                                 Effective Date
                                                                 [July 15, 2003]

Table of Contents                                                    Page Number

   VII.     Acknowledgement and Certification of Adherence to

I.       Overview

         This Principal  Executive Officer and Principal  Financial Officer Code
         of Ethics  ("Officer  Code") sets forth the  policies,  practices,  and values  expected  to be  exhibited  in the  conduct  of  the  Principal
         Executive  Officers and Principal  Financial Officers of the investment companies ("Funds") they serve ("Covered Officers").  A list of Covered
         Officers and Funds is included on Appendix A.

         The Boards of the Funds  listed on Appendix A have elected to implement the Officer Code,  pursuant to Section 406 of the Sarbanes-Oxley Act of
         2002 and the SEC's rules thereunder,  to promote and demonstrate honest and ethical conduct in their Covered Officers.

         Deutsche Asset  Management,  Inc. or its affiliates  ("DeAM") serves as the  investment  adviser to each Fund.  All Covered  Officers  are also employees of DeAM or an affiliate. Thus, in addition to adhering to the
         Officer  Code,  these  individuals  must comply with DeAM  policies and procedures,  such as the DeAM Code of Ethics governing personal trading activities,  as adopted  pursuant  to Rule 17j-1  under the  Investment
         Company Act of 1940.1 In addition,  such  individuals  also must comply with other applicable Fund policies and procedures.

         The DeAM Compliance Officer, who shall not be a Covered Officer and who shall serve as such  subject to the  approval  of the Fund's  Board (or committee  thereof),  is primarily  responsible  for  implementing  and enforcing  this Code.  The  Compliance  Officer  has the  authority  to interpret  this  Officer  Code  and  its  applicability  to  particular circumstances.  Any questions about the Officer Code should be directed to the DeAM Compliance Officer.

         The DeAM Compliance  Officer and his or her contact  information can be found in Appendix A.

II.      Purposes of the Officer Code

         The purposes of the Officer Code are to deter wrongdoing and to:

         o        promote  honest and ethical  conduct among  Covered  Officers, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

         o        promote  full,  fair,  accurate,   timely  and  understandable
                  disclosures  in reports and documents that the Funds file with or submit to the SEC (and in other public  communications from
                  the  Funds)  and  that  are  within  the   Covered   Officer's
                  responsibilities;

         o        promote   compliance   with   applicable   laws,   rules   and
                  regulations;

         o        encourage the prompt  internal  reporting of violations of the
                  Officer Code to the DeAM Compliance Officer; and

         o        establish accountability for adherence to the Officer Code.

         Any  questions  about the  Officer  Code  should be  referred to DeAM's
         Compliance Officer.

--------

1 The obligations imposed by the Officer Code are separate from, and in addition to, any obligations imposed under codes of ethics adopted pursuant to Rule 17j-1 under  the  Investment  Company  Act of  1940,  and any  other  code of  conduct applicable to Covered Officers in whatever capacity they serve. The Officer Code does not  incorporate any of those other codes and,  accordingly,  violations of those codes will not  necessarily  be considered  violations of the Officer Code and waivers granted under those codes would not necessarily  require a waiver to be  granted  under  this  Code.  Sanctions  imposed  under  those  codes  may be considered in determining appropriate sanctions for any violation of this Code.

                                                                               3

III.     Responsibilities of Covered Officers

         A.       Honest and Ethical Conduct

         It is the duty of every Covered  Officer to encourage  and  demonstrate honest and ethical conduct,  as well as adhere to and require adherence to the Officer Code and any other  applicable  policies and  procedures designed to promote this behavior.  Covered  Officers must at all times conduct  themselves with integrity and  distinction,  putting first the interests of the Fund(s) they serve.  Covered  Officers  must be honest and candid  while  maintaining  confidentiality  of  information  where required by law, DeAM policy or Fund policy.

         Covered   Officers  also  must,  at  all  times,  act  in  good  faith, responsibly  and with  due  care,  competence  and  diligence,  without misrepresenting  or being  misleading  about material facts or allowing their  independent  judgment to be subordinated.  Covered Officers also should maintain skills appropriate and necessary for the performance of their duties for the Fund(s).  Covered  Officers also must  responsibly use and control all Fund assets and resources entrusted to them.

         Covered  Officers may not  retaliate  against  others for, or otherwise discourage  the  reporting  of,  actual or apparent  violations  of the
         Officer Code or applicable laws or regulations. Covered Officers should create an  environment  that  encourages  the exchange of  information, including concerns of the type that this Code is designed to address.

         B.       Conflicts of Interest

         A  "conflict  of  interest"  occurs when a Covered  Officer's  personal interests  interfere with the interests of the Fund for which he or she serves as an officer.  Covered  Officers may not  improperly  use their position with a Fund for personal or private gain to themselves,  their family,  or any other person.  Similarly,  Covered Officers may not use
         their  personal  influence  or  personal   relationships  to  influence
         decisions  or other Fund  business or  operational  matters  where they would  benefit  personally  at the  Fund's  expense  or to  the  Fund's detriment.  Covered Officers may not cause the Fund to take action,  or refrain from taking action,  for their  personal  benefit at the Fund's expense or to the Fund's  detriment.  Some  examples  of  conflicts  of interest  follow  (this  is not an  all-inclusive  list):  being in the position of  supervising,  reviewing or having any influence on the job evaluation,  pay or benefit of any  immediate  family  member who is an employee of a Fund service provider or is otherwise associated with the
         Fund; or having an ownership  interest in, or having any  consulting or employment relationship with, any Fund service provider other than DeAM or its affiliates.

         Certain  conflicts  of  interest  covered by this Code arise out of the relationships  between  Covered  Officers and the Fund that already are subject to conflict of interest  provisions in the  Investment  Company
         Act and the Investment Advisers Act. For example,  Covered Officers may not individually  engage in certain  transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as  "affiliated  persons"  of the Fund.  Covered  Officers  must comply with applicable laws and regulations.  Therefore, any violations
         of  existing  statutory  and  regulatory   prohibitions  on  individual
         behavior could be considered a violation of this Code.

         As  to  conflicts  arising  from,  or  as  a  result  of  the  advisory relationship (or any other relationships) between the Fund and DeAM, of which the  Covered  Officers  are also  officers  or  employees,  it is recognized by the Board that, subject to DeAM's fiduciary duties to the
         Fund,  the Covered  Officers  will in the normal course of their duties
         (whether formally for the Fund or for DeAM, or for both) be involved in establishing  policies  and  implementing  decisions  which  will  have different  effects on

                                                                               4

         DeAM and the Fund. The Board  recognizes that the  participation of the
         Covered  Officers  in  such  activities  is  inherent  in the  contract relationship  between  the Fund and DeAM,  and is  consistent  with the expectation of the Board of the performance by the Covered  Officers of their duties as officers of the Fund.

         Covered  Officers  should  avoid  actual  conflicts  of  interest,  and appearances  of conflicts of  interest,  between the Covered  Officer's duties  to the  Fund and his or her  personal  interests  beyond  those contemplated  or anticipated  by applicable  regulatory  schemes.  If a
         Covered  Officer  suspects or knows of a conflict or an  appearance  of one, the Covered Officer must immediately report the matter to the DeAM
         Compliance  Officer.  If a Covered Officer, in lieu of reporting such a matter to the DeAM Compliance  Officer,  may report the matter directly to the Fund's Board (or committee  thereof),  as appropriate  (e.g., if the  conflict  involves  the DeAM  Compliance  Officer  or the  Covered
         Officer reasonably  believes it would be futile to report the matter to the DeAM Compliance Officer).

         When  actual,  apparent or  suspected  conflicts  of interest  arise in connection with a Covered  Officer,  DeAM personnel aware of the matter should promptly contact the DeAM Compliance  Officer.  There will be no reprisal or retaliation against the person reporting the matter.

         Upon receipt of a report of a possible  conflict,  the DeAM  Compliance
         Officer will take steps to determine  whether a conflict exists.  In so doing,  the DeAM  Compliance  Officer  may take any  actions  he or she determines to be appropriate in his or her sole  discretion and may use
         all  reasonable  resources,   including  retaining  or  engaging  legal
         counsel,  accounting firms or other consultants,  subject to applicable law.2 The costs  associated with such actions may be borne by the Fund, if appropriate,  after consultation with the Fund's Board (or committee thereof).  Otherwise,  such  costs  will be  borne  by  DeAM  or  other appropriate Fund service provider.

         After full review of a report of a possible  conflict of interest,  the
         DeAM  Compliance  Officer may determine  that no conflict or reasonable appearance  of a conflict  exists.  If,  however,  the DeAM  Compliance
         Officer  determines  that an actual  conflict  exists,  the  Compliance
         Officer will resolve the conflict  solely in the interests of the Fund, and will report the conflict and its resolution to the Fund's Board (or committee thereof).  If the DeAM Compliance Officer determines that the appearance of a conflict exists,  the DeAM Compliance Officer will take appropriate  steps to remedy such  appearance.  In lieu of  determining whether  a  conflict  exists  and/or  resolving  a  conflict,  the DeAM
         Compliance Officer instead may refer the matter to the Fund's Board (or committee  thereof),  as  appropriate.  However,  the  DeAM  Compliance
         Officer  must  refer the  matter  to the  Fund's  Board  (or  committee thereof) if the DeAM  Compliance  Officer is  directly  involved in the conflict or under similar appropriate circumstances.

         After  responding to a report of a possible  conflict of interest,  the
         DeAM  Compliance  Officer  will  discuss  the  matter  with the  person reporting it (and with the Covered  Officer at issue, if different) for
         purposes  of  educating   those  involved  on  conflicts  of  interests
         (including how to detect and avoid them, if appropriate).

         Appropriate   resolution   of  conflicts   may  restrict  the  personal
         activities of the Covered  Officer and/or his family,  friends or other persons.

         Solely because a conflict is disclosed to the DeAM  Compliance  Officer
         (and/or the Board or  Committee  thereof)  and/or  resolved by the DeAM
         Compliance  Officer does not mean that the  conflict or its  resolution constitutes a waiver from the Code's requirements.

--------

2 For  example,  retaining  a Fund's  independent  accounting  firm may  require pre-approval by the Fund's audit  committee.

                                                                               5

         Any  questions  about  conflicts  of  interests,  including  whether  a particular  situation  might be a  conflict  or an  appearance  of one, should be directed to the DeAM Compliance Officer.

         C.       Use of Personal Fund Shareholder Information

         A Covered Officer may not use or disclose  personal  information  about
         Fund  shareholders,  except in the performance of his or her duties for the Fund. Each Covered Officer also must abide by the Funds' and DeAM's privacy policies under SEC Regulation S-P.

         D.       Public Communications

         In connection with his or her  responsibilities for or involvement with
         a  Fund's  public   communications  and  disclosure   documents  (e.g.,
         shareholder reports,  registration  statements,  press releases),  each
         Covered  Officer must  provide  information  to Fund service  providers
         (within the DeAM  organization  or  otherwise)  and to the Fund's Board
         (and  any  committees  thereof),   independent   auditors,   government
         regulators and  self-regulatory  organizations that is fair,  accurate, complete, objective, relevant, timely and understandable.

         Further,  within the scope of their  duties,  Covered  Officers  having direct or supervisory authority over Fund disclosure documents or other public Fund communications will, to the extent appropriate within their area of responsibility, endeavor to ensure full, fair, timely, accurate and  understandable  disclosure  in  Fund  disclosure  documents.  Such
         Covered Officers will oversee, or appoint others to oversee,  processes for the timely and accurate  creation and review of all public  reports and regulatory filings. Within the scope of his or her responsibilities as a Covered  Officer,  each  Covered  Officer  also  will  familiarize himself or herself with the disclosure  requirements  applicable to the
         Fund,  as well as the business and  financial  operations  of the Fund.
         Each Covered  Officer  also will adhere to, and will promote  adherence to, applicable disclosure controls, processes and procedures, including
         DeAM's Disclosure Controls and Procedures,  which govern the process by which Fund disclosure documents are created and reviewed.

         To the extent that Covered  Officers  participate  in the creation of a
         Fund's  books or records,  they must do so in a way that  promotes  the accuracy, fairness and timeliness of those records.

         E.       Compliance with Applicable Laws, Rules and Regulations

         In connection with his or her duties and within the scope of his or her responsibilities as a Covered Officer, each Covered Officer must comply with governmental  laws, rules and regulations,  accounting  standards,
         and  Fund   policies/procedures   that   apply  to  his  or  her  role,
         responsibilities  and duties  with  respect  to the Funds  ("Applicable
         Laws").  These  requirements  do not  impose on  Covered  Officers  any additional  substantive duties.  Additionally,  Covered Officers should promote compliance with Applicable Laws.

         If a Covered  Officer  knows of any material  violations  of Applicable
         Laws or suspects that such a violation may have  occurred,  the Covered
         Officer  is  expected  to  promptly  report  the  matter  to  the  DeAM
         Compliance Officer.

                                                                               6

IV.      Violation Reporting

         A.       Overview

         Each  Covered  Officer  must  promptly  report  to the DeAM  Compliance
         Officer,   and  promote  the  reporting  of,  any  known  or  suspected violations of the Officer Code.  Failure to report a violation may be a violation of the Officer Code.

         Examples of violations of the Officer Code include, but are not limited to, the following:

         o        Unethical or dishonest behavior

         o        Obvious lack of adherence to policies  surrounding  review and approval of public communications and regulatory filings

         o        Failure to report  violations  of the Officer  Code

         o        Known or obvious deviations from Applicable Laws

         o        Failure to  acknowledge  and certify  adherence to the Officer
                  Code

         The  DeAM  Compliance  Officer  has the  authority  to take any and all action he or she considers appropriate in his or her sole discretion to investigate  known or suspected Code violations,  including  consulting
         with  the  Fund's  Board,  the  independent  Board  members,   a  Board
         committee,  the Fund's legal counsel and/or counsel to the  independent
         Board members. The Compliance Officer also has the authority to use all reasonable resources to investigate violations,  including retaining or engaging legal counsel, accounting firms or other consultants,  subject to applicable law.3 The costs associated with such actions may be borne by the Fund, if appropriate,  after  consultation with the Fund's Board
         (or committee thereof). Otherwise, such costs will be borne by DeAM.

         B.       How to Report

         Any known or suspected  violations of the Officer Code must be promptly reported to the DeAM Compliance Officer.

         C.       Process for Violation Reporting to the Fund Board

         The DeAM Compliance  Officer will promptly report any violations of the
         Code to the Fund's Board (or committee thereof).

         D.       Sanctions for Code Violations

         Violations of the Code will be taken seriously. In response to reported or otherwise known  violations,  DeAM and the relevant Fund's Board may impose sanctions  within the scope of their  respective  authority over the Covered Officer at issue.  Sanctions  imposed by DeAM could include termination  of employment.  Sanctions  imposed by a Fund's Board could include termination of association with the Fund.

V.       Waivers from the Officer Code

         A  Covered  Officer  may  request  a waiver  from the  Officer  Code by transmitting  a written  request  for a waiver  to the DeAM  Compliance
         Officer.4  The request must include the  rationale  for the request and must explain how the waiver would be in furtherance of the standards of conduct  described in and underlying  purposes of the Officer Code. The
         DeAM  Compliance  Officer will present this  information  to the Fund's
         Board (or committee  thereof).  The Board (or committee)

--------

3 For  example,  retaining  a Fund's  independent  accounting  firm may  require pre-approval by the Fund's audit committee.

4 Of course,  it is not a waiver of the  Officer  Code if the  Fund's  Board (or committee thereof)  determines that a matter is not a deviation from the Officer
Code's requirements or is otherwise not covered by the Code.

                                                                               7

         will determine  whether to grant the requested waiver. If the Board (or committee)  grants the requested  waiver,  the DeAM Compliance  Officer thereafter  will  monitor  the  activities  subject to the  waiver,  as appropriate, and will promptly report to the Fund's Board (or committee thereof) regarding such activities, as appropriate.

         The DeAM Compliance Officer will coordinate and facilitate any required public disclosures of any waivers granted or any implicit waivers.

VI.      Amendments to the Code

         The DeAM  Compliance  Officer will review the Officer Code from time to time for its continued  appropriateness and will propose any amendments to the  Fund's  Board (or  committee  thereof)  on a timely  basis.  In addition, the Board (or committee thereof) will review the Officer Code at least annually for its continued  appropriateness  and may amend the
         Code as necessary or appropriate.

         The DeAM Compliance Officer will coordinate and facilitate any required public disclosures of Code amendments.

VII.     Acknowledgement and Certification of Adherence to the Officer Code

         Each  Covered  Officer  must sign a  statement  upon  appointment  as a
         Covered Officer and annually  thereafter  acknowledging  that he or she has  received  and read the Officer  Code,  as amended or updated,  and confirming  that  he or she has  complied  with  it  (see  Appendix  B:
         Acknowledgement  and  Certification  of  Obligations  Under the Officer
         Code).

         Understanding  and  complying  with the  Officer  Code  and  truthfully completing the  Acknowledgement  and Certification Form is each Covered
         Officer's obligation.

         The DeAM Compliance Officer will maintain such  Acknowledgements in the
         Fund's books and records.

VIII.    Scope of Responsibilities

         A Covered Officer's responsibilities under the Officer Code are limited to:

                  (1)      Fund  matters  over  which  the  Officer  has  direct
                           responsibility  or  control,  matters  in  which  the
                           Officer  routinely  participates,  and  matters  with
                           which  the  Officer  is  otherwise   involved  (i.e.,
                           matters  within  the scope of the  Covered  Officer's
                           responsibilities  as a Fund  officer);  and

                  (2)      Fund   matters  of  which  the   Officer  has  actual
                           knowledge.

IX.      Recordkeeping

         The DeAM  Compliance  Officer  will  create  and  maintain  appropriate records regarding the implementation and operation of the Officer Code, including records relating to conflicts of interest  determinations and investigations of possible Code violations.

                                                                               8

X.       Confidentiality

         All reports and records prepared or maintained pursuant to this Officer
         Code  shall be  considered  confidential  and shall be  maintained  and protected  accordingly.  Except as  otherwise  required  by law or this
         Officer Code,  such matters shall not be disclosed to anyone other than the DeAM Compliance  Officer,  the Fund's Board (or committee thereof), legal counsel, independent auditors, and any consultants engaged by the
         Compliance Officer.

                                                                               9

         Appendices

         Appendix A:

         List of Officers Covered under the Code, by Board:

================================================================================
Fund Board     Principal Executive   Principal Financial    Other Persons with
                   Officers               Officers          Similar Functions
--------------------------------------------------------------------------------
Boston         Richard T. Hale        Charles A. Rizzo       --
================================================================================

         DeAM Compliance Officer:

         Name: Amy Olmert

         DeAM Department: Compliance

         Phone Numbers: 410-895-3661 (Baltimore) and 212-454-0111 (New York)

         Fax Numbers: 410-895-3837 (Baltimore) and 212-454-2152 (New York)

As of:   [July 15], 2003

                                                                              10

Appendix B: Acknowledgement and Certification

                    Initial Acknowledgement and Certification
                      of Obligations Under the Officer Code

--------------------------------------------------------------------------------
Print Name             Department               Location         Telephone

         1.       I  acknowledge  and certify that I am a Covered  Officer under the Scudder Fund  Principal  Executive and  Financial  Officer
                  Code of Ethics ("Officer Code"),  and therefore subject to all of its requirements and provisions.

         2.       I have received and read the Officer Code and I understand the requirements and provisions set forth in the Officer Code.

         3.       I have disclosed any conflicts of interest of which I am aware to the DeAM Compliance Officer.

         4.       I will act in the best interest of the Funds for which I serve as an  officer  and have  maintained  the  confidentiality  of personal information about Fund shareholders.

         5.       I will report any known or suspected violations of the Officer
                  Code in a timely manner to the DeAM Compliance Officer.

--------------------------------------------------------------------------------
Signature                                               Date

                                                                              11

                    Annual Acknowledgement and Certification
                      of Obligations Under the Officer Code

--------------------------------------------------------------------------------
Print Name             Department               Location         Telephone

         6.       I  acknowledge  and certify that I am a Covered  Officer under the Scudder Fund  Principal  Executive and  Financial  Officer
                  Code of Ethics ("Officer Code"),  and therefore subject to all of its requirements and provisions.

         7.       I have  received and read the Officer  Code,  and I understand the requirements and provisions set forth in the Officer Code.

         8.       I have adhered to the Officer Code.

         9.       I have not knowingly been a party to any conflict of interest, nor have I had  actual  knowledge  about  actual  or  apparent conflicts  of  interest  that I did  not  report  to the  DeAM
                  Compliance  Officer  in  accordance  with the  Officer  Code's requirements.

         10.      I have  acted in the best  interest  of the  Funds for which I serve as an officer and have maintained the confidentiality of personal information about Fund shareholders.

         11.      With  respect to the  duties I perform  for the Fund as a Fund officer,  I believe that  effective  processes are in place to create and file public  reports and  documents  in  accordance with applicable regulations.

         12.      With  respect to the  duties I perform  for the Fund as a Fund officer,  I have complied to the best of my knowledge with all
                  Applicable  Laws (as that term is defined in the Officer Code)
                  and  have  appropriately  monitored  those  persons  under  my supervision for compliance with Applicable Laws.

         13.      I have  reported  any  known or  suspected  violations  of the
                  Officer  Code  in a  timely  manner  to  the  DeAM  Compliance
                  Officer.

--------------------------------------------------------------------------------
Signature                                               Date

                                                                              12

         Appendix C:  Definitions

         Principal Executive Officer

         Individual  holding  the office of  President  of the Fund or series of
         Funds, or a person performing a similar function.

         Principal Financial Officer

         Individual  holding  the office of  Treasurer  of the Fund or series of
         Funds, or a person performing a similar function.

         Registered Investment Management Investment Company

         Registered  investment  companies other than a face-amount  certificate company or a unit investment trust.

         Waiver

         A waiver is an approval of an exemption from a Code requirement.

         Implicit Waiver

         An implicit  waiver is the failure to take action  within a  reasonable period of time  regarding a material  departure  from a requirement  or provision  of the  Officer  Code that has been  made  known to the DeAM
         Compliance Officer or the Fund's Board (or committee thereof).

                                                                              13

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Louis
E. Levy. This audit committee member is "independent," meaning that he is not an
"interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a
Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               September 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               September 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               September 22, 2003
                                    ---------------------------